
Heritage
FINANCIAL GROUP, INC.

CAUTIONARY STATEMENTS

This presentation contains forward-looking statements about future financial performance, business plans and strategies of Heritage Financial Group, Inc. Because forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the discussion of forward-looking statements and risk factors in documents that the Company files with the Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

TRANSACTION OVERVIEW

Structure

- Our bank, HeritageBank of the South, has purchased and assumed certain assets and liabilities from the FDIC as receiver of Frontier Bank based in LaGrange, GA
- Our bid, did not include loss-sharing agreements with the FDIC

Assets

- Total assets acquired of approximately $199 million
  - Approximately $111 million book balance of acquired loans
  - All $47 million of OREO was excluded

Liabilities

- Assumed approximately $224 million in deposits
  - Approximately 73.5% core deposits
  - No deposit premium paid

Other

- Acquired 9 branches (Birmingham, Auburn, Talladega, LaGrange and Valley MSAs)
- All regulatory approvals have been received
- Transaction closed on March 8, 2013

Frontier Bank

Q4 2012 Target Highlights

Headquarters:	LaGrange, GA
Year Established:	1946
Branches	9
Assets:	$259 million
Deposits:	224 million
Loans:	111 million



Birmingham
Bessemer
Alabaster
Center Point
Pell City
Anniston
Oxford
Heflin
Carrollton
UNITED STATES
ALABAMA
Talladega
Sylacauga
Ashland
Wedowee
Roanoke
Franklin
LaGrange
Lafayette
Dadeville
Alexander City
Clanton
Talladega National Forest
Marion
Auburn
Opelika
Tuskegee
Columbus
Frontier Branch

Source: SNL Financial; data as of 12/31/12

PRO FORMA HIGHLIGHTS



AL
GA
FL
BIRMINGHAM
LAGRANGE
STATESBORO
AUBURN
ALBANY
VALDOSTA
LAKE CITY
OCALA
Banking (20)
Mortgage (13)
Investments (4)
Frontier Branch (9)

Pro Forma Highlights	
Ticker:	HBOS (NASDAQ)
Headquarters:	Albany, GA
Year Founded:	1955
Bank Branches:	29
Assets:	$1.4 billion
Loans:	0.8 billion
Deposits:	1.1 billion

Source: SNL Financial and Company documents
Pro forma data as of 12/31/12; pro forma financial highlights exclude purchase accounting adjustments

STRATEGIC FDIC ACQUISITION

Rationale

Natural market expansion

- Complements our Auburn market and provides entrance into the attractive market of Birmingham
  - Birmingham represents the largest MSA by population within our current footprint
- Delivering on our message – successful expansion within our targeted markets
- Proven FDIC acquiror
  - Frontier is our 4th FDIC-assisted transaction since the beginning of 2009

Financials

Positive impact to all of our operating metrics

- Meaningful EPS accretion
- Utilizes a portion of our excess capital
  - IRR exceeds internal thresholds
- Maintains our well capitalized position
  - Pro forma tangible common equity ratio ~8.8%
  - Pro forma leverage ratio ~9.2%
- Immediately accretive to tangible book value

Integration

Proven track record of successful FDIC acquisitions

- FDIC resolution team has successfully managed three previous transactions
- Experience with non-loss share accounting
  - FDIC-assisted acquisition of Tattnall bank without loss share agreements

Source: U.S. Census Bureau; population data as of 2011

Heritage FINANCIAL GROUP, INC.

FDIC ACQUISITION HISTORY



December 2009
Georgia



February 2011
Georgia



August 2011
Georgia



March 2013
Georgia & Alabama

Tattnall Bank

- 2 GA locations
- $63 million Assets
- $57 million Deposits

Citizens Bank of Effingham

- 4 GA locations
- $214 million Assets
- $206 million Deposits

First Southern National Bank

- Statesboro, GA
- $140 million Assets
- $137 million Deposits

Frontier Bank

- 1 GA and 8 AL Locations
- $262 million Assets
- $224 million Deposits

Source: SNL Financial
Financial data as of quarter prior to failure

BIRMINGHAM MARKET HIGHLIGHTS





Projected 2017 Median HHI


$55,000
$50,000
$45,000
$40,000
$35,000
$42,846
$52,508
$45,873
HBOS
Birmingham MSA
Alabama

Attractive Market

- Birmingham is home to 3 Fortune 1000 companies
- Strong automotive industry with Mercedes Benz and Honda assembly plants in the region
- Consistently rated as one of the nation's best areas to earn a living
- Considered the financial and healthcare hubs of Alabama
- Unemployment rate of 5.8% versus 6.8% in Alabama and 7.8% in the United States

Regional Major Employers

at&t
Coca-Cola
Regions
BBVA Compass
BAM! Books-A-Million
Honda
Vulcan Materials Company
Mercedes-Benz
belk Modern. Southern. Style.
HealthSouth
Protective.

Source: SNL Financial, US Census Bureau, Birmingham Business Journal
Deposit data as of 6/30/12
Unemployment data as of December 2012
HBOS projected median household income is deposit weighted by county

LAGRANGE AND AUBURN MARKET HIGHLIGHTS


KIA MOTORS


AUBURN
UNIVERSITY

2012-17 Projected Median HHI Growth


20.0%
18.0%
16.0%
14.0%
12.0%
17.0%
18.5%
19.8%
HBOS
LaGrange MSA
Auburn MSA

Attractive Market

- LaGrange is home to Kia Motors Manufacturing Georgia, Inc. where 360,000 Kia and Hyundai vehicles are produced annually
  - Named Georgia's "Large Manufacturer of the Year" for 2012
  - The plant has created over 10,000 jobs in Western Georgia since 2009
- Auburn University, the third largest university in Alabama, is home to over 25,000 students
- Auburn ranked 17th "Best Small Places for Business and Careers" by Forbes
- US News has ranked Auburn in the top 10 best places to live in the United States

Regional Major Employers

Source: SNL Financial, US Census Bureau, Kia, Forbes, US News
Deposit data as of 6/30/12
HBOS projected median household income is deposit weighted by county

Heritage FINANCIAL GROUP, INC.

DEPOSIT MARKET SHARE

Shelby County, AL

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Regions Financial Corp.	$883	32.7 %	14
2	Wells Fargo & Co.	313	11.6	5
3	National Commerce Corporation	218	8.1	1
4	Banco Bilbao Vizcaya Argentaria SA	190	7.0	5
5	Renasant Corp.	184	6.8	5
6	Bryant Bank	140	5.2	2
7	Central State Bancorp	140	5.2	4
8	Trustmark Corp.	83	3.1	2
9	USAmeriBancorp Inc.	80	3.0	2
10	Synovus Financial Corp.	76	2.8	3
11	**Frontier Bank**	**62**	**2.3**	**3**
12	BB&T Corp.	61	2.3	2
13	PNC Financial Services Group Inc.	57	2.1	3
14	United Security Bancshares Inc.	54	2.0	3

Auburn-Opelika MSA, AL

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Auburn National Bancorp. Inc.	$603	28.7 %	7
2	Banco Bilbao Vizcaya Argentaria SA	287	13.6	3
3	Regions Financial Corp.	222	10.6	3
4	BancorpSouth Inc.	194	9.2	3
5	PNC Financial Services Group Inc.	149	7.1	4
6	Wells Fargo & Co.	133	6.3	4
7	Charter Financial Corp. (MHC)	124	5.9	3
8	Keystone Bank	105	5.0	1
9	BB&T Corp.	100	4.8	3
10	Trustmark Corp.	57	2.7	2
12	**Pro Forma**	**30**	**1.5**	**2**
13	**Heritage Financial Group Inc.**	**19**	**0.9**	**1**
15	**Frontier Bank**	**12**	**0.6**	**1**

Talladega County, AL

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	First National Talladega Corp.	$323	42.2 %	3
2	Regions Financial Corp.	107	14.0	3
3	**Frontier Bank**	**99**	**12.9**	**3**
4	SouthFirst Bancshares Inc.	65	8.5	2
5	Cadence Bancorp LLC	54	7.0	2
6	Southern States Bancshares Inc.	40	5.2	1
7	PNC Financial Services Group Inc.	30	4.0	1
8	Wells Fargo & Co.	24	3.2	1
9	Metro Bank	24	3.1	1

Source: SNL Financial
Deposit data as of 6/30/12

Heritage FINANCIAL GROUP, INC.

FRONTIER LOAN AND DEPOSIT COMPOSITION

Loan Composition



C&I
7.0%
Consumer
& Other
2.6%
C&D
16.3%
CRE
33.4%
Multifamily
4.9%
1-4 Family
35.7%

Loan Portfolio ($000)	Amount	% of Total
C&D	$18,009	16.3 %
1-4 Family	39,499	35.7
Multifamily	5,463	5.0
CRE	36,983	33.4
C&I	7,774	7.0
Consumer & Other	2,885	2.6
Gross Loans & Leases	**$110,613**	**100.0 %**

Deposit Composition



Jumbo
Time
Deposits
26.5%
Demand
Deposits
12.2%
NOW
Accounts
14.7%
Retail Time
Deposits
20.2%
Money
Market &
Savings
26.4%

Deposit Composition ($000)	Amount	% of Total
Demand Deposits	$27,355	12.2 %
NOW Accounts	33,052	14.7
Money Market & Savings	59,125	26.4
Retail Time Deposits	45,211	20.2
Jumbo Time Deposits	59,365	26.5
Total Deposits	**$224,108**	**100.0 %**

Dollars in thousands
Source: SNL Financial
Data as of 12/31/12

Heritage FINANCIAL GROUP, INC.

SUMMARY

- Strategic fit within neighboring markets
- EPS accretive
- Tangible book value accretive
- Leverages a portion of our excess capital
- Capacity remains for additional acquisitions (FDIC or traditional deals)


Heritage
FINANCIAL GROUP, INC.
NASDAQ: HBOS